Exhibit 99.1

CNH Industrial to acquire Hemisphere GNSS Bringing core satellite navigation technology in-house to strengthen our precision solutions

London, March 30, 2023

CNH Industrial announces that it has entered into an agreement to purchase Hemisphere GNSS (Hemisphere), a global leader in high-performance satellite positioning technology, currently owned by Unistrong, a company incorporated in the People’s Republic of China. This acquisition is a critical step that advances our automated and autonomous solutions for Agriculture and Construction. Combined with our Raven Brand’s capabilities, this development gives us full control of our precision and navigation technologies.

“This move enhances our automation and autonomy tech stack and broadens our talent pool,” said Marc Kermisch, Chief Digital & Information Officer at CNH Industrial. “Having Hemisphere’s technology in-house will enable us to accelerate a broad range of our precision technology programs, providing our customers with immediate productivity-enhancing solutions. It will also increase the long-term competitiveness and flexibility of our agriculture and construction portfolio.”

Hemisphere’s proprietary Global Navigation Satellite System (GNSS) solutions provide pinpoint accuracy for the agriculture, construction, mining and marine industries. The company designs Electronic Systems and Software solutions. Their core technology capabilities include application-specific integrated circuit chips, circuit boards, Radio Frequency signal processing, navigation algorithms and Satellite-Based Correction designs. It will continue to operate as a standalone business via operations in the USA, Canada and Australia.

Hemisphere’s expertise and network will be integrated into our Brands’ products and services. This combination of technology and product will contribute to providing customers with a superior user experience in the field and on the job site.

“Our team is excited to combine resources and talent with CNH Industrial. This enables us to further enhance our technology and product development in core GNSS, agriculture, construction, marine and machine control markets, and to directly integrate our technology with CNH Industrial’s world class equipment,” said Farlin Halsey, President and CEO at Hemisphere GNSS.

Consideration for the acquisition is preliminarily determined at $175 million, free of cash and debt, and subject to customary adjustments. It will be funded with available cash on hand. Closing is expected to occur within the third quarter of 2023, subject to the satisfactory completion of all required closing conditions including Unistrong’s shareholders’ approval, and all mandatory regulatory approvals, including those required by the applicable laws and regulations of the People’s Republic of China.

CNH Industrial N.V. 25 St. James’s Street London, SW1A 1HA United Kingdom

Forward-looking statements

All statements other than statements of historical fact contained in this press release, including competitive strengths; business strategy; future financial position or operating results; budgets; projections with respect to revenue, income, earnings (or loss) per share, capital expenditures, dividends, liquidity, capital structure or other financial items; costs; and plans and objectives of management regarding operations and products, are forward-looking statements. Forward looking statements also include statements regarding the future performance of CNH Industrial and its subsidiaries on a standalone basis. These statements may include terminology such as “may”, “will”, “expect”, “could”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “outlook”, “continue”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “prospects”, “plan”, or similar terminology. Forward-looking statements are not guarantees of future performance. Rather, they are based on current views and assumptions and involve known and unknown risks, uncertainties and other factors, many of which are outside our control and are difficult to predict. If any of these risks and uncertainties materialize (or they occur with a degree of severity that the Company is unable to predict) or other assumptions underlying any of the forward-looking statements prove to be incorrect, including any assumptions regarding strategic plans, the actual results or developments may differ materially from any future results or developments expressed or implied by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: economic conditions in each of our markets, including the significant uncertainty caused by the war in the Ukraine; the duration and economic, operational and financial impacts of the global COVID-19 pandemic; production and supply chain disruptions, including industry capacity constraints, material availability, and global logistics delays and constraints; the many interrelated factors that affect consumer confidence and worldwide demand for capital goods and capital goods-related products; changes in government policies regarding banking, monetary and fiscal policy; legislation, particularly pertaining to capital goods-related issues such as agriculture, the environment, debt relief and subsidy program policies, trade and commerce and infrastructure development; government policies on international trade and investment, including sanctions, import quotas, capital controls and tariffs; volatility in international trade caused by the imposition of tariffs, sanctions, embargoes, and trade wars; actions of competitors in the various industries in which we compete; development and use of new technologies and technological difficulties; the interpretation of, or adoption of new, compliance requirements with respect to engine emissions, safety or other aspects of our products; labor relations; interest rates and currency exchange rates; inflation and deflation; energy prices; prices for agricultural commodities and material price increases; housing starts and other construction activity; our ability to obtain financing or to refinance existing debt; price pressure on new and used equipment; the resolution of pending litigation and investigations on a wide range of topics, including dealer and supplier litigation, intellectual property rights disputes, product warranty and defective product claims, and emissions and/or fuel economy regulatory and contractual issues; security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of CNH Industrial and its suppliers and dealers; security breaches with respect to our products; our pension plans and other post-employment obligations; political and civil unrest; volatility and deterioration of capital and financial markets, including pandemics, terrorist attacks in Europe and elsewhere; our ability to realize the anticipated benefits from our business initiatives as part of our strategic plan; our failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures, strategic alliances or divestitures and other similar risks and uncertainties, and our success in managing the risks involved in the foregoing.

Forward-looking statements are based upon assumptions relating to the factors described in this press release, which are sometimes based upon estimates and data received from third parties. Such estimates and data are often revised. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside CNH Industrial’s control. CNH Industrial expressly disclaims any intention or obligation to provide, update or revise any forward-looking statements in this announcement to reflect any change in expectations or any change in events, conditions or circumstances on which these forward-looking statements are based. Further information concerning CNH Industrial, including factors that potentially could materially affect CNH Industrial’s financial results, is included in CNH Industrial’s reports and filings with the U.S. Securities and Exchange Commission (“SEC”), the Autoriteit Financiële Markten (“AFM”) and Commissione Nazionale per le Società e la Borsa (“CONSOB”).

All future written and oral forward-looking statements by CNH Industrial or persons acting on the behalf of CNH Industrial are expressly qualified in their entirety by the cautionary statements contained herein or referred to above.

CNH Industrial (NYSE: CNHI / MI: CNHI) is a world-class equipment and services company. Driven by its purpose of Breaking New Ground, which centers on Innovation, Sustainability and Productivity, the Company provides the strategic direction, R&D capabilities, and investments that enable the success of its global and regional Brands. Globally, Case IH and New Holland Agriculture supply 360° agriculture applications from machines to implements and the digital technologies that enhance them; and CASE and New Holland Construction Equipment deliver a full lineup of construction products that make the industry more productive. The Company’s regionally focused Brands include: STEYR, for agricultural tractors; Raven, a leader in digital agriculture, precision technology and the development of autonomous systems; Flexi-Coil, specializing in tillage and seeding systems; Miller, manufacturing application equipment; Kongskilde, providing tillage, seeding and hay & forage implements; and Eurocomach, producing a wide range of mini and midi excavators for the construction sector, including electric solutions.

Across a history spanning over two centuries, CNH Industrial has always been a pioneer in its sectors and continues to passionately innovate and drive customer efficiency and success. As a truly global company, CNH Industrial’s 37,000+ employees form part of a diverse and inclusive workplace, focused on empowering customers to grow, and build, a better world.

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